UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 12, 2010

EMRISE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-10346	77-0226211
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

611 Industrial Way, Eatontown, NJ	07224
(Address of principal executive offices)	(Zip Code)

(732) 389-0355

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment on Form 8-K/A is filed with the Securities and Exchange Commission (the “SEC”) as an amendment to the Form 8-K filed with the SEC on April 15, 2010 (the “Initial 8-K”) by EMRISE Corporation (the “Company”).

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

As described in Item 4.02 of the Initial 8-K, the Company restated its previously issued financial statements for the interim periods ending March 31, 2009, June 30, 2009 and September 30, 2009 and also filed with the SEC amended Quarterly Reports on Form 10-Q for the periods ended March 31, 2009, June 30, 2009 and September 30, 2009 on April 15, 2010.  The information set forth under “Item 4.02.  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review” of the Initial 8-K is incorporated by reference into this Item 4.02.

Correspondence from BDO Seidman LLP (“BDO”), the Company’s independent accountant, with regard to whether BDO agrees with the statements made by the Company in response to this Item 4.02 is attached hereto as Exhibit 7.1.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

7.1	Letter from BDO Seidman LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 19, 2010		EMRISE CORPORATION

	By:	/s/ D. John Donovan
D. John Donovan
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

7.1	Letter from BDO Seidman LLP.